Exhibit 99.2

4Q24 Earnings Supplemental Presentation January 28, 2025 Los Angeles New York/ New Jersey Virginia Chicago Dallas Houston San Francisco San Diego

Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating and financial performance, financial position and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, financial condition and results of operations, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as changes in governmental policy, legislation and regulations, economic uncertainty and changes in economic conditions, inflation, the effect of the imposition of tariffs, fluctuations in interest rate and credit risk, competitive pressures, our ability to access cost - effective funding, the ability to enter into new markets successfully and capitalize on growth opportunities, balance sheet management, liquidity and sources of funding, the size and composition of our deposit portfolio, and including the percentage of uninsured deposits in the portfolio, increased assessments by the Federal Deposit Insurance Corporation, risk and effect of natural disasters, a failure in or breach of our operational or security systems or infrastructure, including cyberattacks, the adequacy of and changes in the methodology of calculating our allowance for credit losses, and other operational factors . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated January 28 , 2025 , including the section titled “Forward Looking Statements” and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission . The Company disclaims any obligation to update or revise the forward - looking statements herein . 2 Forward - Looking Statements

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . These non - GAAP measures include tangible common equity to tangible assets, and tangible common equity per share . Management uses these “non - GAAP” measures in its analysis of the Company’s performance . Management believes these non - GAAP financial measures allow for better comparability of period to period operating performance . Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation . 3 Non - GAAP Financial Information

4Q24 Highlights Diluted EPS $0.58 ROAA 0.93% NIM 2.91% Efficiency Ratio 56.79% TBVPS (1) $23.88 Net Income $17.7M • Net income was $17.7 million, or $0.58 per diluted share, up 18.8% from $14.9 million, or $0.49 per diluted share, for the prior linked quarter. The increase reflects a $3.4 million, or 6.8%, increase net interest income, primarily due to a decrease in interest expense on deposits. » Net interest income was $53.4 million, up 6.8% from the prior quarter » Noninterest income was $7.4 million, down 12.8% from the prior quarter » Noninterest expense was $34.5 million, down 1.6% from the previous quarter and included a $1.6 million gain on the sale of an other real estate owned property. » Efficiency ratio was 56.79%, compared with 59.98% for the prior quarter • Loans receivable were $6.25 billion, down from $6.26 billion from September 30, 2024 » Loan produ ction was $339.0 million with a weighted average interest rate of 7.37% » Loan yield was 5.97%, down 3 basis points from the prior quarter • Deposits were $6.44 billion, up 0.5% from September 30, 2024 , with noninterest - bearing demand deposits representing 32.6% of total deposits » Cost of interest - bearing deposits was 3.96%, down from 4.27% from the prior quarter • Credit loss expense was $0.9 million, net loan recoveries to average loans was 0.01%, and the allowance for credit losses to loans was 1.12%. • Tangible common equity to tangible assets (1) was 9.41%, Common equity tier 1 capital ratio was 12.11% and total capital ratio was 15.24% ROAE 8.89% (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide 4

46% 32% 32% 43% 30% 15% 12% 11% $389.5 12% 14% 15% 13% $234.0 12% 23% 17% 22% 26% $273.9 20% 11% 16% 21% $347.8 $339.0 15% 12% 12% 18% 4Q23 2Q24 CRE Equipment Finance 8.10% 8.02% 8.31% 7.92% 7.37% Loan Production • Commercial real estate loan production was $146.7 million and commercial and industrial loan production was $60.2 million. • Equipment finance production was $42.2 million for the fourth quarter and residential mortgage (1,4) production was $40.2 million. • SBA (2,3) loan production was $49.7 (3) million. Loan production of $339.0 million in the fourth quarter reflected meaningful contribution from CRE, which increased 33% to $146.7 million quarter - over - quarter. Weighted average interest rate on new production (1) Residential mortgage includes $0.3 million of consumer loans for 1Q24. (2) $48.4 million, $30.8 million, $54.5 million, $51.6 million, and $49.7 million of SBA loan production includes $20.2 million, $12.2 million, $31.4 million, $25.6 million, and $15.4 million of loans secured by CRE and the remainder representing C&I for 4Q23, 1Q24, 2Q24, 3Q24, and 4Q24, respectively (3) Production includes purchases of guaranteed SBA loans of $9.7 million, $10.2 million, $14.5 million, $13.7 million, and $20.3 million for 4Q23, 1Q24, 2Q24, 3Q24, and 4Q24, respectively (4) Production includes mortgage loan purchases of $5.2 million, and $10.7 million for 2Q24 and 3Q24, respectively (5) Production includes C&I loan purchases of $0.6 million for 4Q24 5 ($ in millions) 4Q24 SBA (2,3) 3Q24 RRE (1) 1Q24 C&I (5)

Loan Portfolio Commercial Real Estate (CRE) (1,2) Portfolio $3,950 Outstanding ($ in millions) 5.70% 4Q24 Average Yield $6.25 Billion Loan Portfolio (as of December 31, 2024) CRE 6 Owner - 13% CRE Multifamily - 7% CRE Construction - 1% C&I - 14% Equipment Finance - 8% CRE (2) Multifamily 148 # of Loans 54.4% Weighted Average Loan - to - Value Ratio (4) 1.58x Weighted Average Debt Coverage Ratio (4) CRE (2) Investor (non - owner) 862 # of Loans 49.0% Weighted Average Loan - to - Value Ratio (4) 2.04x Weighted Average Debt Coverage Ratio (4) CRE (2) Owner Occupied 711 # of Loans 45.0% Weighted Average Loan - to - Value Ratio (4) 2.70x Weighted Average Debt Coverage Ratio (4) Residential Real Estate (RRE) (3) Portfolio $951 Outstanding ($ in millions) 5.23% 4Q24 Average Yield Commercial & Industrial (C&I) (1) Portfolio $863 Outstanding ($ in millions) 8.01% 4Q24 Average Yield Equipment Finance Portfolio $487 Outstanding ($ in millions) 6.31% 4Q24 Average Yield Note: Numbers may not add due to rounding (1) Includes syndicated loans of $287.8 million in total commitments ($216.5 million disbursed) across C&I ($224.0 million committed and $152.7 million disbursed) and CRE ($63.8 million committed and disbursed) (2) Commercial Real Estate (CRE) is a combination of Investor (non - owner), Owner Occupied, Multifamily, and Construction. Investor (or non - owner occupied) property is where the investor (borrower) does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner occupied property is where the borrower owns the property and also occupies it. The primary source of repayment is the cash flow from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units. (3) Residential real estate is a loan (mortgage) secured by a single family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $1.3 million of HELOCs and $4.1 million in consumer loans (4) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (5) $80.4 million, or 19.48%, of the CRE multifamily loans are rent - controlled in New York City (2) (2,5) (2) CRE Investor (non - owner) (2) - 42% (3) RRE - 15%

Loan Portfolio Diversification Loan portfolio is well diversified across collateral and industry; CRE represents 63% of the total portfolio and C&I, excluding Equipment Finance Agreements, represents 14%. CRE Portfolio (1) $3,950M C&I Portfolio (2) $863M Retail – 27% Hospitality – 21% Office – 14% Industrial – 11% Multifamily – 10% Gas Station – 5% Mixed Use – 3% Construction – 2% Other – 7% Manufacturing - 27% 7 Finance & Insurance - 16% Retail Trade - 7% Wholesale Trade - 7% Healthcare - 5% Real Estate Rental & Leasing - 2% Other - 36% (1) $105.0 million, or 2.6%, of the CRE portfolio are unguaranteed SBA loans (2) $52.9 million, or 6.1%, and $62.1 million, or 7.2%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively

CRE Portfolio Geographical Exposure CRE Composition by State $3,950 Multifamily by State $412 Construction by State $79 Owner Occupied by State $811 Investor (Non - owner Occupied) by State $2,647 California – $2,510 64% Texas – $388 10% New York – $257 7% Illinois – $103 3% Other – $692 16% California – $205 50% Texas – $100 24% New York – $80 19% Illinois – $12 3% Other – $15 4% California – $38 48% New York – $17 22% Other – $24 30% California – $439 54% New York – $8 1% Texas – $53 7% Illinois – $13 2% Other – $298 36% California – $1,828 69% 8 Texas – $234 9% New York – $152 6% Illinois – $78 3% Other – $355 13% ($ in millions) ($ in millions)

Loan Portfolio Distribution CRE C&I ($ in millions) ($ in millions) Construction (1) Multifamily Non - owner Occupied Owner Occupied $79 $413 $2,647 $811 Total Balance $11.23 $2.79 $3.07 $1.14 Average $8.00 $1.10 $1.09 $0.35 Median $49 $298 $1,906 $616 (3) Top Quintile Balance $16.8 or more $2.6 or more $3.7 or more $1.2 or more Top Quintile Loan Size $24.51 $9.93 $11.21 $4.37 Top Quintile Average $24.51 $4.51 $7.34 $2.22 Top Quintile Median Lines of Credit (2) Term (2) $473 $390 Total Balance $0.92 $0.34 Average $0.20 $0.07 Median $385 $336 (3) Top Quintile Balance $0.8 or more $0.2 or more Top Quintile Loan Size $41.94 $1.50 Top Quintile Average $2.51 $0.41 Top Quintile Median Residential Real Estate & Equipment Finance 9 Equipment Finance Residential Real Estate $487 $951 Total Balance $0.04 $0.54 Average $0.06 $0.45 Median $251 $407 Top Quintile Balance (3) $0.1 or more $0.7 or more Top Quintile Loan Size $0.12 $1.17 Top Quintile Average $0.09 $0.93 Top Quintile Median ($ in millions) (1) Represents the total outstanding amount. Advances require authorization and disbursement requests, depending on the progress of the project and inspections. Advances are non - revolving and are made throughout the term, up to the original commitment amount (2) Term loans are a commitment for a specified term. Majority of the Lines of Credit are revolving, including commercial revolvers, with some non - revolvers (sub - notes and working capital tranches) (3) Top quintile represents top 20% of the loans

<1 Year 1 - 3 Years >3 Years Total Real estate loans $ 1,069.0 $ 589.4 $ 325.2 $ 154.4 Retail 848.1 383.9 301.9 162.3 Hospitality 568.9 95.1 241.0 232.8 Office 1,385.1 522.8 641.6 220.7 Other 3,871.1 1,591.2 1,509.7 770.2 Commercial Property 78.6 - 4.0 74.6 Construction 951.3 947.3 - 4.0 RRE / Consumer 4,901.0 2,538.5 1,513.7 848.8 Total Real Estate Loans 863.4 313.8 205.5 344.1 C&I (1) 487.0 226.7 226.2 34.1 Equipment Finance $ 6,251.4 $ 3,079.0 $ 1,945.4 $ 1,227.0 Loans receivable 10 Loan Portfolio Maturities ($ in millions) Note: numbers may not add due to rounding (1) $317.6 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year

USKC (1) Loans & Deposits 27% 27% 20% 5% 4% 3% 3% 2% 2% 2% 5% Auto Part Manufacturer RE Investment Hotel Food Polyester Manufact Education Wholesale - household products Golf Course Electronics/Home Appliances Computer Equipment Manufac Other USKC portfolio represented $936.6 million, or 15%, of the loan portfolio, and $823.1 million, or 13%, of the deposit portfolio. USKC CRE portfolio had a weighted average debt coverage ratio (2) of 2.39x and weighted average loan - to - value (2) of 54.8%. USKC Loans – Top 10 Industries (as of 4Q24) 76% 72% 74% 76% $764 20% 80% $834 24% $865 28% $918 26% $937 24% CRE C&I USKC Loans by Product ($ in millions) USKC Deposits – Top 10 Industries (as of 4Q24) 21% Auto Part Manufac 12% Steel 10% Electronics/Home Appliances 9% RE Investment/Leasing 6% Food 3% Hospitality 3% Construction 3% All Other Financial Investment Activities 3% Electrical Auto Parts 2% Wholesale - Houseware 28% Other 4Q23 1Q24 2Q24 3Q24 4Q24 (1) U.S. subsidiaries of Korean corporations (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (3) Time deposits, not illustrated, represent the remainder to add to 100%. 41% 34% 36% 42% 54% 62% 59% $819 $848 $867 $798 54% 41% $823 53% 4Q23 1Q24 2Q24 3Q24 4Q24 Demand Noninterest - bearing Money Market & Savings 11 USKC Deposits by Product (3) ($ in millions)

Office Loan Portfolio The CRE office portfolio (1) was $568.9 million (2) at December 31, 2024, representing 9% of the total loan portfolio and 14% of the total CRE portfolio. 80% 12% 4% Remaining = 3% 1% Portfolio by State • Average balance and median balance of the portfolio were $ 4 . 3 million and $ 0 . 97 million, respectively • Weighted average debt coverage ratio (3) of the segment was 2.02x • Weighted average loan to value (3) of the segment was 55.44% • 30.21% of the portfolio is expected to reprice in 1 to 3 months • Delinquent loans represented 0.04% of the office portfolio • Criticized loans represented 1.14% of the office portfolio Rate Distribution (1) Segment represents exposure in CRE and excludes $17.3 million in construction. 7.6% of the portfolio is owner occupied (2) SBA CRE office loans were $6.7 million, or 1.2% of total office loans, at December 31, 2024 (3) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently 65% 35% Fixed Variable 12

Airport – Resort – 5% 7% 13 Metropolitan – 58% (3) Destinatio (3 n ) / Suburban – 28% Center – 2% Hospitality segment represented $848.0 million (1) , or 14% of the total loan portfolio and 21% of the total CRE portfolio, at December 31, 2024. Convention Hospitality Segment (1) SBA loans in the hospitality segment were $21.1 million, or 2.5% of total hospitality loans, at December 31, 2024 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (3) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas • Average balance and median balance of the segment (excluding construction) were $4.3 million and $1.0 million, respectively • Weighted average debt coverage ratio (2) of the segment was 2.11x • Weighted average loan to value (2) of the segment was 51.52% • $109 million, or 12.88%, of the hospitality segment was criticized as of December 31, 2024 • Segment includes three nonaccrual loans for $415 thousand - one in the metropolitan (3) area in Texas, and one each in the suburban/destination areas in Tennessee and Colorado

Retail Segment Retail segment represents $1.07 billion (1) , or 17% of the total loan portfolio and 27% of the total CRE portfolio, at December 31, 2024. (1) SBA loans in the retail segment are $74.5 million, or 6.69% of total retail loans, at December 31, 2024 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently • Average balance and median balance of the segment were $1.5 million and $0.7 million, respectively • Weighted average debt coverage ratio (2) of the segment was 2.02x • Weighted average loan to value (2) of the segment was 46.26% • $3.9 million, or 0.37%, of the retail segment was criticized at December 31, 2024 • $1.8 million, or 0.16%, of the retail segment was on nonaccrual status at December 31, 2024 California 71% 14 Texas 12% Illinois 2% Georgia 3% Other 12%

Residential Real Estate Portfolio QM - 2% (2) 15 Non - QM - 92% (3) Jumbo Non - QM - 6% (4) The RRE (1) portfolio was $951.3 million at December 31, 2024, representing 15% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage originations with maximum Loan - to - Value (LTV) ratios between 60% and 70%, maximum Debt - to - Income (DTI) ratios of 43% and minimum FICO scores of 680. (1) RRE includes $1.3 million of Home Equity Line of Credit (HELOC) and $4.1 million in consumer loans (2) QM loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules • 26.7% of the Residential Real Estate portfolio is fixed and 73.3% is variable. Of the variable mortgage portfolio, 86.8% is expected to reset after 12 months and 13.2% within the next 12 months • Total delinquencies were 0.95% of the residential portfolio, consisting of 0.54% within 30 - 59 and 0.31% in 60 - 89 days delinquency categories • $1.9 million, or 0.20%, of the RRE portfolio was on nonaccrual status at December 31, 2024

Equipment Finance Portfolio Equipment finance portfolio represented $487.0 million, or 8% of the loan portfolio, at December 31, 2024. Portfolio by Industry Portfolio by Equipment Portfolio by State 33% Trucks 7% 7% Machine Tools Earth Moving Transportation, 23% (1) Wholesale Other, Trade, 4% 18% 6% Healthcare, 4% 4% 4% 3% 4% Remaining = 44% 13% 7% 4% 4% Software Trailers General Construction Construction 15% 5% Retail Trade, 5% 8% 10% 4% Material Handling Professional Services, 5% 3% Medical/Dental 1% 30% Manufacturing, Waste Management, Printing 12% 13% Other (1) Other includes agriculture and other services of 3% and 3%, respectively 16

3.83% 4.16% 4.27% 4.27% 3.96% $4,174 $4,409 $4,384 $4,397 $4,361 1Q24 2Q24 3Q24 Average Balance of Interest - bearing Deposits Interest - bearing Deposit Costs 4Q23 4Q24 Deposit Base Total deposits increased by 1% to $6.44 billion, led by a $44.8 million, or 2%, increase in noninterest - bearing deposits quarter - over - quarter. Noninterest - bearing demand deposits represented 33% of total deposits at December 31, 2024. Estimated uninsured deposit liabilities were 43% of the total deposit liabilities. Brokered deposits remained low, at 0.9% of the deposit base. 4Q23 1Q24 Note: Numbers may not add due to rounding Deposits Deposits (as of 4Q24) ($ in millions) ($ in millions) Average Interest - bearing Deposits Business $3,472 54% Personal $2,964 46% ($ in millions) 32% 30% 31% 32% 33% 1% 1% 1% 1% 1% 28% 29% 29% 30% 30% 16% 16% 16% 15% 16% 23% 24% 23% 22% 20% $6,281 $6,376 $6,329 $6,403 $6,436 2Q24 3Q24 4Q24 Time <= $250K Money Market & Savings Demand Noninterest - bearing Time > $250K Demand Interest - bearing 17

Net Interest Income | Net Interest Margin Net interest income for the fourth quarter was $53.4 million and net interest margin (taxable equivalent) was 2.91%, both up from the third quarter primarily due to a decrease in deposit interest expense. ($ in millions) 2.74% - 0.05% 0.02% 0.21% - 0.01% 2.91% 3Q24 Loans Other earning assets IB - deposits FHLB Borrowings & other IB liabilities Decrease 4Q24 NIM Increase $53.1 $50.7 $48.6 $50.1 $53.4 2.92% 2.78% 2.69% 2.74% 2.91% 4Q23 1Q24 2Q24 3Q24 4Q24 Net Interest Income NIM 18

4.24% 4.14% 4.49% 4.79% 5.44% 5.60% 5.64% 5.78% 5.91% 6.02% 6.00% 5.95% 5.90% 0.27% 0.25% 0.40% 0.99% 2.08% 2.97% 3.37% 3.60% 3.97% 4.20% 4.28% 4.22% 3.83% 0.25% 0.50% 1.75% 3.25% 4.50% 5.00% 5.25% 5.50% 5.50% 5.50% 5.50% 5.00% 4.50% Deposits – CD Maturities Net Interest Income Sensitivity Loan & Deposit Beta (1) . Fed Funds Rate & Cost of CDs $60.0 $60.0 $710.8 $625.0 $458.9 $341.6 $770.8 $685.0 $458.9 $341.6 4.70% 4.42% 3.96% 3.80% 1Q25 4Q25 2Q25 Wholesale 3Q25 Retail ($ in millions) 5.50% 5.50% 5.50% 5.00% 4.55% 4.50% 4.79% 4.78% 4.66% 4.24% 4Q24 3Q24 2Q24 1Q24 4Q23 Fed Funds Rate (3) Cost of CDs (2) ($ in millions) Cost of CDs (4) Numbers may not add due to rounding (1) Loan yield and cost of interest - bearing deposit represent monthly average yield and cost, respectively. Fed funds rate represents the rate at the end of the month. Declining beta is measured between 2Q24 and 4Q24. (2) Cost of CDs and interest bearing - deposits for the month of December 2024 was 4.40% and 3.83%, respectively (3) Fed funds rate represents the upper - target rate at the end of the quarter (4) Represent weighted average contractual rates Fed Funds Rate Loan Yield Interest - bearing deposit cost Change in FFds: 100 bps Loan Beta: 15% Deposit Beta: 50% 19

39% $2.2 24% $1.4 12% $0.7 6% $0.3 19% $1.0 Service charges on deposit accounts Trade finance and other service charges and fees Servicing income Bank - owned life insurance All other operating income Noninterest Income SBA 7(a) Loan Production and Sales ($ in millions) $48.4 $30.8 $54.5 $51.6 $49.7 $29.9 $25.6 $23.5 $23.0 $21.6 6.17% 7.23% 8.54% 8.54% 8.53% 4Q23 1Q24 2Q24 SBA Loan Sales SBA Production 3Q24 4Q24 SBA Trade Premium Noninterest income for the fourth quarter was $7.4 million, down 13% from the third quarter primarily because of a $0.9 million gain from the sale - leaseback of a branch property in the third quarter. Noninterest Income 4Q24 Service Charges and Fees ($ in millions) ($ in millions) $5.3 $5.8 $6.1 $5.7 $1.4 $0.4 $1.5 $6.7 $7.7 $8.1 $0.4 $1.6 $8.4 $0.3 $1.5 $7.4 $0.3 $1.4 4Q23 1Q24 2Q24 3Q24 4Q24 (1) $6.6 Service charges, fees & other Gain on sale of SBA loans Gain of sale of mortgage loans Numbers may not add due to rounding (1) Includes a $0.9 million gain on sale - and - leaseback of bank premises in 3Q24. 20

Noninterest Expense • Noninterest expense was $34.5 million for the fourth quarter, down 1.6% from the third quarter of 2024, primarily reflecting a $1.6 million gain from the sale of an other real estate owned property. Continued focus on disciplined expense management. Noninterest expense / Average assets $20.1 $21.6 $20.4 $20.9 $20.5 $5.0 $2.0 $3.5 $4.6 $4.8 $1.9 $3.6 $4.5 $5.2 $1.7 $3.7 $4.3 $4.4 $1.5 $3.8 $4.5 $35.2 $36.4 $35.3 $35.1 1.87% 1.94% 1.89% 1.85% 1.82% 3Q24 4Q24 Occupancy and equipment Professional Fees 4Q23 1Q24 2Q24 Salaries and employee benefits Data Processing All other expenses ($ in millions) 21 $34.5 (1) $3.9 $1.8 $3.8 $4.5 (1) Includes a $1.6 million gain from the sale of an other real estate owned property

Asset Quality – Delinquent & Criticized Loans Delinquent loans / Total loans $65.3 $62.3 $36.9 $96.7 $86.0 $70.9 $160.0 $165.3 1.56% 1.39% 1.15% 2.56% 2.64% Classified Special Mention Delinquent Loans (1) Criticized Loans Criticized loans / Total loans The $8.0 million increase in special mention loans in the fourth quarter was primarily driven by a $12.4 million C&I relationship in the retail industry, offset primarily due to a $3.0 million principal paydown for a previously mentioned CRE loan in the hospitality industry. $8.0 $8.2 $7.7 $7.1 $7.7 $7.6 $6.1 $7.9 $10.7 $10.3 $2.3 $25.7 $28.4 $34.0 $23.7 $31.4 4Q24 3Q24 2Q24 1Q24 4Q23 4Q24 3Q24 2Q24 1Q24 4Q23 (2) $131.6 (3) $139.6 $15.8 $13.8 $15.0 $18.4 0.17% 0.26% 0.22% 0.24% 0.30% Equipment Finance Delinquent Loans All Other Delinquent Loans Numbers may not add due to rounding 22 ($ in millions) ($ in millions) (1) Represents loans 30 to 89 days past due and still accruing (2) Includes two special mention CRE loans of $109.7 million in the hospitality industry and a $20.1 million C&I loan in the healthcare industry (3) Includes two special mention CRE loans of $106.5 million in the hospitality industry, a $19.5 million C&I loan in the healthcare industry and a $12.4 million C&I relationship in the retail industry.

$0.1 $0.1 $0.8 $0.8 $0.1 $15.6 $14.1 $20.0 $16.3 $14.4 4Q23 3Q24 4Q24 1Q24 2Q24 Nonperforming loans OREO Asset Quality – Nonperforming Assets & Nonaccrual Loans 0.21% 0.19% 0.26% 0.21% 0.19% Nonperforming assets / Total assets Nonperforming Assets (1) Nonaccrual Loans Nonperforming assets were $14.4 million at the end of the fourth quarter, down from $16.3 million at the end of the third quarter. ($ in millions) ($ in millions) Note: Numbers may not add due to rounding (1) Nonperforming assets exclude repossessed personal property of $1.3 million, $1.3 million, $1.2 million, $1.2 million, and $0.6 million for December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024, respectively; also excludes the $27.2 million held for sale nonperforming loan at September 30, 2024 (2) Specific allowance for credit losses at December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024 was $3.4 million, $5.3 million, $6.8 million, $5.2 million, and $6.2 million, respectively (3) RRE includes consumer loans $14.0 $3.9 $3.2 $19.2 $3.9 $5.9 $0.8 $8.8 $9.6 $8.6 $6.9 $7.3 $14.3 $19.2 $15.5 $14.0 $15.5 4Q24 3Q24 2Q24 1Q24 4Q23 Equipment Finance All other CRE and C&I < $3M (2) 23 (3) RRE All other CRE and C&I >= $3M (2) (2) $15.5 $4.9 $3.3 $14.3 (2) $3.6 $1.9 $15.2 (2) $3.7 $1.9

Asset Quality – Gross & Net Loan Charge - offs Gross Charge - offs Net Charge - offs (Recoveries) Net Charge - offs / Average loans Net recoveries for the fourth quarter were $0.1 million. ($ in millions) ($ in millions) $1.8 $2.0 $2.1 $2.5 $2.9 $1.3 $0.5 $1.8 $2.1 $0.1 $2.3 $0.2 $3.8 $3.4 4Q23 1Q24 2Q24 Equipment Finance Charge - offs 3Q24 4Q24 All Other Loan Charge - offs Note: Numbers may not add due to rounding $1.2 $1.6 $1.8 $2.0 $2.4 ($6.2) ($1.1) ($2.5) $1.6 $1.8 $0.9 ($0.1) - 0.33% 0.10% 0.12% 0.06% - 0.01% 3Q24 4Q24 All Other Net Charge - offs ($5.0) 4Q23 1Q24 2Q24 Equipment Finance Net Charge - offs 24

ACL Trends Allowance for credit losses was $70.1 million at December 31, 2024, or 1.12% to total loans, compared with $69.2 million and 1.11% at the end of the prior quarter. $69.5 $68.3 $67.7 $69.2 $70.1 1.12% 1.11% 1.10% 1.11% 1.12% 4Q23 1Q24 2Q24 3Q24 4Q24 Allowance for credit losses ACL to Loans ($2.9) $0.2 $1.0 $2.3 $0.9 4Q23 1Q24 2Q24 3Q24 4Q24 Credit loss recovery Credit loss expense Allowance for Credit Losses Credit Loss Expense (Recovery) 25 ($ in millions) ($ in millions)

ACL Analysis by Loan Type December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 ($ in millions) Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance $ 3,889.7 $ 40.2 $ 3,878.5 $ 36.4 $ 3,888.5 $ 36.1 $ 3,932.1 $ 37.8 $ 3,949.6 $ 39.3 CRE 747.8 10.3 774.9 11.8 802.4 10.6 879.1 9.8 863.4 10.0 C&I 582.2 13.7 554.0 13.7 531.3 15.0 507.3 15.7 487.0 15.0 Equipment Finance 962.7 5.3 970.4 6.2 954.2 6.0 939.3 5.9 951.3 5.8 RRE & Consumer $ 6,182.4 $ 69.5 $ 6,177.8 $ 68.3 $ 6,176.4 $ 67.7 $ 6,257.7 $ 69.2 $ 6,251.3 $ 70.1 Total Note: Numbers may not add due to rounding 26

US Agy Residential MBS - Maturity 15 Year - 69% 20 Year - 19% Securities Portfolio The $1.00 billion securities portfolio (all AFS, no HTM) represented 13% of assets at December 31, 2024, and had a weighted average modified duration of 4.2 years with $99.0 million in an unrealized loss position. Principal Paydowns ($ in millions) $162 $196 $194 $109 $187 $25 $221 $25 $214 $20 $124 $15 2024 Actual 2025 2026 2027 Principal Interest Note: Numbers may not add due to rounding Unrealized Loss US Agy - 4% US Agy MBS - Residential - 62% US Agy MBS - Commercial - 14% US Agy CMO - 9% Municipal - 11% Available for Sale UST - 9% US Agy - 13% US Agy MBS - Residential - 45% US Agy MBS - Commerical - 8% US Agy CMO - 18 % Municipal - 7% $1.00 Billion Securities Duration < 1 Year 12% 1 to 3 Year 22% 3 to 5 Years 40% > 5 Years 26% 4.2 Years $454 Million 30 Year - (2) 12% $99 Million (1) Based on the book value (2) 92% constitutes CRA bonds 27 (1)

Balance 305 838 9 % of Assets 4.0% 11.0% 0.1% Cash & cash equivalents Securities (unpledged) Loans available for Sale $ Liquid assets 1,152 15.0% Liquid Assets to Total Liabilities 17.1% 1,305 FHLB available borrowing capacity 0.4% 28 FRB discount window borrowing capacity 1.8% 140 Federal funds lines (unsecured) available 19.3% 1,473 Secondary liquidity sources 34.3% 2,625 Bank liquidity (liquid assets + secondary liquidity) $ Cash & Securities at Company - only ($ in millions Liquidity The Bank and the Company have strong liquidity resources at December 31, 2024. (1) Rate at December 31, 2024, based on 3 - month SOFR + 166 bps (2) Issued in August 2021 and due in July 2031. Commencing on September 1, 2026, the interest rate will reset quarterly to the three - month SOFR + 310 bps Liquidity Position ($ in millions) 14.9% 14.4% 15.0% 15.5% 15.1% 17.9% 16.8% 17.9% 18.5% 17.9% 16.6% 16.1% 16.8% 17.3% 16.9% 0.9% 0.7% 0.4% 0.2% 0.9% 4Q23 1Q24 2Q24 3Q24 4Q24 Liquid Assets to Total Assets Liquid Assets to Deposits Broker Deposits to Deposits Liquidity Ratios Par Amortized Cost Rate 6.02% (1) 3.75% (2) 2036 Trust Preferred Securitites 2031 Subordinated Debt $ 27 $ 22 110 109 $ 137 $ 131 Company - only Subordinated Debentures 28 ($ in millions) ) Balance Cash Securities (AFS) $ 11 39 $ 50

9.14% 9.23% 9.19% 9.42% 9.41% $22.75 $24.03 $23.88 4Q23 9.14% 9.42% 9.41% 10.09% 10.20% 10.23% 9.19% 9.23% $22.99 $22.86 10.15% 2Q24 (1) TCE/TA 3Q24 4Q24 (1) TCE/TA (w/o AFS securities AOCI) 1Q24 (1) TBVPS 10.32% 49% 45% 36% 31% 49% 10% 5% 11% 18% 8% 41% 50% 53% 51% 43% $18.6 $15.2 $14.5 $14.9 $17.7 3Q24 4Q24 (2) Net Income - Retained 4Q23 Dividend 1Q24 2Q24 Share Repurchase (1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides (2) “Net Income – Retained” is equal to net income minus divided payout minus share repurchase Capital Management Prudent capital management while driving shareholder return through stable quarterly dividends and share repurchase program. Tangible book value per share (TBVPS) (1) decreased to $23.88 at the end of the fourth quarter. The decrease was due to a $14.6 million increase in unrealized after - tax losses on securities available for sale and a $1.0 million increase in unrealized after - tax losses on cash flow hedges, all due to changes in interest rates during the fourth quarter of 2024. TBVPS (1) & TCE/TA (1) TCE / TA (1) Dividend, Share Repurchase & TCE/TA (1) 29 ($ in millions)

Regulatory Capital The Company exceeds regulatory minimums and the Bank remains well capitalized at December 31, 2024. 8.00% 6.00% 4.50% 2.50% 2.50% 2.50% 15.24% 12.46% 12.11% 14.18% 11.40% 11.05% 10.50% 8.50% 7.00% Minimum Requirement Capital Conservation Buffer Company Pro Forma 10.00% 8.00% 6.50% 14.43% 13.36% 13.36% 13.37% 12.30% 12.30% Well Capitalized Bank Pro Forma (1) 30 CET1 Capital Tier 1 Capital Total Capital Company Bank CET1 Capital Tier 1 Capital Total Capital (1) Pro forma illustrates capital ratios with unrealized AFS securities losses at December 31, 2024. Non - GAAP financial measure; refer to the non - GAAP reconciliation slide (1)

Appendix 31

4Q24 Financial Summary Note: numbers may not add due to rounding (1) Percentage change calculated from dollars in thousands for income statement summary; change in basis points for selected balance sheet items and profitability metrics (2) Non - GAAP financial measure, refer to the non - GAAP reconciliation slide $ 0.61 $ 0.49 $ 0.58 EPS - Diluted ($ in millions, except EPS) Change (1) December 31, 2024 September 30, 2024 December 31, 2023 Q/Q Y/Y Income Statement Summary 0.6% 6.8% $ 53.1 $ 50.1 $ 53.4 Net interest income before credit loss 10.1% - 12.8% 6.7 8.4 7.4 Noninterest income 1.6% 4.0% 59.8 58.5 60.8 Operating revenue - 1.9% - 1.6% 35.2 35.1 34.5 Noninterest expense - 132.9% - 58.7% (2.9) 2.3 0.9 Credit loss (recovery) expense - 7.8% 19.9% 27.5 21.1 25.3 Pretax income - 13.7% 22.5% 8.8 6.2 7.6 Income tax expense - 5.0% 18.8% $ 18.6 $ 14.9 $ 17.7 Net income Selected balance sheet items 1.1% - 0.1% $ 6,182 $ 6,258 $ 6,251 Loans receivable 2.5% 0.5% 6,281 6,403 6,436 Deposits 1.4% - 0.4% 7,570 7,712 7,678 Total assets 4.3% - 0.6% $ 702 $ 737 $ 732 Stockholders' equity Profitability Metrics (6) 14 0.99% 0.79% 0.93% Return on average assets (81) 134 9.70% 7.55% 8.89% Return on average equity 27 (1) 9.14% 9.42% 9.41% TCE/TA (2) (1) 17 2.92% 2.74% 2.91% Net interest margin (207) (319) 58.86% 59.98% 56.79% Efficiency ratio 32

Non - GAAP Reconciliation: Tangible Common Equity to Tangible Asset Ratio 33 (1) There were no preferred shares outstanding at the periods indicated December 31, March 31, June 30, September 30, December 31, ($ in thousands, except per share data) 2023 2024 2024 2024 2024 Hanmi Financial Corporation $ 7,570,341 $ 7,512,046 $ 7,586,347 $ 7,712,299 $ 7,677,925 Assets (11,099) (11,074) (11,048) (11,031) (11,031) Less goodwill and other intangible assets $ 7,559,242 $ 7,500,972 $ 7,575,299 $ 7,701,268 $ 7,666,894 Tangible assets $ 701,891 $ 703,100 $ 707,059 $ 736,709 $ 732,174 Stockholders' equity (1) (11,099) (11,074) (11,048) (11,031) (11,031) Less goodwill and other intangible assets $ 690,792 $ 692,026 $ 696,011 $ 725,678 $ 721,143 Tangible stockholders' equity (1) 71,928 75,537 76,443 55,790 70,342 Add AFS securities AOCI $ 762,720 $ 767,563 $ 772,454 $ 781,468 $ 791,485 Tangible stockholder equity without AFS securities AOCI (1) 9.27% 9.36% 9.32% 9.55% 9.54% Stockholders' equity to assets 9.14% 9.23% 9.19% 9.42% 9.41% Tangible common equity to tangible assets (TCE/TA) (1) 10.09% 10.23% 10.20% 10.15% 10.32% TCE/TA (w/o AFS securities AOCI) (1) 30,368,655 30,276,358 30,272,110 30,196,755 30,195,999 Common shares outstanding $ 22.75 $ 22.86 $ 22.99 $ 24.03 $ 23.88 Tangible common equity per common share

Non - GAAP Reconciliation: Pro Forma Regulatory Capital 34 Bank (1) Company (1) ($ in thousands) Total Risk - based Tier 1 Common Equity Tier 1 Total Risk - based Tier 1 Common Equity Tier 1 $ 928,112 $ 859,309 $ 859,309 $ 979,843 $ 801,040 $ 778,941 Regulatory capital (70,372) (70,372) (70,372) (70,342) (70,342) (70,342) Unrealized losses on AFS securities $ 857,740 $ 788,937 $ 788,937 $ 909,501 $ 730,698 $ 708,599 Adjusted regulatory capital $ 6,429,641 $ 6,429,641 $ 6,429,641 $ 6,430,025 $ 6,430,025 $ 6,430,025 Risk weighted assets (15,853) (15,853) (15,853) (15,235) (15,235) (15,235) Risk weighted assets impact of unrealized losses on AFS securities $ 6,413,788 $ 6,413,788 $ 6,413,788 $ 6,414,790 $ 6,414,790 $ 6,414,790 Adjusted Risk weighted assets 14.43% 13.36% 13.36% 15.24% 12.46% 12.11% Regulatory capital ratio as reported - 1.06% - 1.06% - 1.06% - 1.06% - 1.06% - 1.06% Impact of unrealized losses on AFS securities 13.37% 12.30% 12.30% 14.18% 11.40% 11.05% Pro forma regulatory capital ratio Note: numbers may not add due to rounding (1) Pro forma capital ratios at December 31, 2024